October 29, 2021

BNY MELLON ETF TRUST

-BNY Mellon Ultra Short Income ETF

Supplement to Current Statement of Additional Information (the “SAI”)

The following information supersedes and replaces the information in the second paragraph in the “Valuation of Portfolio Securities” sub-section under the “Determination of NAV” section of the SAI:

Substantially all of the fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service"). When, in the judgment of the Service, quoted bid prices for debt securities and instruments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).   The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

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